Defiance Next Gen H2 ETF
Schedule of Investments
March 31, 2025 (Unaudited)

COMMON STOCKS - 99.4%	Shares	Value
Consumer Discretionary - 3.3%
Iljin Hysolus Company, Ltd. (a)	53,365	$477,658

Industrials - 79.3%(b)
AFC Energy PLC (a)	2,753,258	195,458
Ballard Power Systems, Inc. (a)(c)	1,099,554	1,209,509
Bloom Energy Corporation - Class A (a)(c)	63,315	1,244,773
Bumhan Fuel Cell Company, Ltd. (a)	33,026	317,812
Ceres Power Holdings PLC (a)	935,990	649,976
Doosan Fuel Cell Company, Ltd. (a)	67,244	635,222
FuelCell Energy, Inc. (a)(c)	195,802	898,731
ITM Power PLC (a)	1,970,279	686,142
Jiangsu Guofu Hydrogen Energy Equipment Company, Ltd. (a)	42,200	616,161
NEL ASA (a)(c)	2,676,526	606,716
Plug Power, Inc. (a)(c)	843,177	1,138,289
PowerCell Sweden AB (a)(c)	137,588	364,615
SFC Energy AG (a)	35,086	803,482
Shanghai REFIRE Group, Ltd. (a)	27,040	622,105
Sino-Synergy Hydrogen Energy Technology Jiaxing Company, Ltd. (a)	179,000	209,362
Thyssenkrupp Nucera AG & Company KGaa (a)(c)(d)	135,507	1,280,053
Xebec Adsorption, Inc. (a)(e)	1,244,898	0
		11,478,406

Materials - 16.8%
Air Liquide SA	3,325	629,047
Air Products and Chemicals, Inc. (c)	2,215	653,248
Linde PLC	1,446	673,315
Mitsubishi Chemical Group Corporation	31,200	153,767
Nippon Sanso Holdings Corporation	5,200	156,967
SOL SpA	3,925	158,357
		2,424,701
TOTAL COMMON STOCKS (Cost $23,273,599)		14,380,765

SHORT-TERM INVESTMENTS - 41.3%		Value
Investments Purchased with Proceeds from Securities Lending - 41.2%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.46% (f)	5,964,104	5,964,104

Money Market Funds - 0.1%	Shares
First American Government Obligations Fund - Class X, 4.27% (f)	9,546	9,546
TOTAL SHORT-TERM INVESTMENTS (Cost $5,973,650)		5,973,650

TOTAL INVESTMENTS - 140.7% (Cost $29,247,249)		20,354,415
Liabilities in Excess of Other Assets - (40.7)%		(5,889,421)
TOTAL NET ASSETS - 100.0%		$14,464,994
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ASA - Advanced Subscription Agreement
LLC - Limited Liability Company
PLC - Public Limited Company

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)	All or a portion of this security is on loan as of March 31, 2025. The total market value of these securities was $4,808,031 which represented 33.2% of net assets.
(d)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2025, the value of these securities total $1,280,053 or 8.8% of the Fund’s net assets.

(e)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of March 31, 2025.

(f)	The rate shown represents the 7-day annualized effective yield as of March 31, 2025.

Summary of Fair Value Disclosure as of March 31, 2025 (Unaudited)

Defiance Next Gen H2 ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$14,380,765	$–	$0	$14,380,765
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	5,964,104
Money Market Funds	9,546	–	–	9,546
Total Investments	$14,390,311	$–	$0	$20,354,415

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $5,964,104 presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.